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                                                                   EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Amendment No. 2 to registration statement on Form S-3 (File No. 333-52197) of our report dated March 16, 1998, on our audits of the consolidated financial statements of USA Waste Services, Inc. We also consent to the reference to our firm under the caption "Experts."




                                       Coopers & Lybrand L.L.P.


Houston, Texas
June 10, 1998